CHASE FUNDING LOAN ACQUISITION TRUST
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-C2

                           $930,325,000 (APPROXIMATE)
                               Subject to Revision

                     June 18, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  JUNE 18, 2001


                      CHASE FUNDING LOAN ACQUISITION TRUST
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                 SERIES 2001-C2



                           $930,325,000 (APPROXIMATE)
                               SUBJECT TO REVISION

=================================================================================================================================
                                           RATINGS                           BOND                                   EXP FINAL
CLASS           AMOUNT ($)          (S&P /MOODY'S/ FITCH)    WAL(1)          TYPE                COUPON            MATURITY(1)
-----          -----------          --------------------     ------          ----                ------            -----------
=================================================================================================================================
  IA-1          168,000,000              AAA/Aaa/AAA          1.00           SEQ           1M Libor + [ ](2)           8/03
  IA-2           88,750,000              AAA/Aaa/AAA          3.00           SEQ                 Fixed(2)              8/05
  IA-3           43,500,000              AAA/Aaa/AAA          5.01           SEQ                 Fixed(2)              7/07
  IA-4           61,595,000              AAA/Aaa/AAA          8.65           SEQ              Fixed(2), (3)           12/10
  IA-5           40,205,000              AAA/Aaa/AAA          6.72           NAS                 Fixed(2)             12/10
  IM-1           10,750,000               AA/Aa2/AA           6.24           MEZ                 Fixed(2)             12/10
  IM-2            8,600,000                A/A2/A             6.22           MEZ                 Fixed(2)             12/10
  IB              6,450,000             BBB/Baa2/BBB          5.19           SUB                 Fixed(2)              2/10

  IIA-1         462,075,000              AAA/Aaa/AAA          2.64        PASS-THRU      1M Libor + [ ](3), (4)        8/08
  IIM-1          15,150,000               AA/Aa2/AA           4.80           MEZ         1M Libor + [ ](3), (4)        8/08
  IIM-2          13,887,500                A/A2/A             4.78           MEZ         1M Libor + [ ](3), (4)        8/08
  IIB            11,362,500             BBB/Baa1/BBB          4.24           SUB         1M Libor + [ ](3), (4)        8/08
=================================================================================================================================

(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2)  Preliminary, subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-4 Certificate will increase by 50 bps per annum, the margin on the Class IIA-1 Certificate will increase to 2x the IIA-1 margin, and the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)  Subject to the Group II Available Funds Cap and the Group II Maximum Rate
     Cap.

-----------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]

TITLE OF OFFERED CERTIFICATES:      Chase Funding Loan Acquisition
                                    Trust, Mortgage Loan Asset-Backed
                                    Certificates, Series 2001-C2, consisting of:
                                    IA-1, IA-2, IA-3, IA-4, IA-5
                                    IM-1, IM-2
                                    IB
                                    (the "Group I Certificates")

                                            and

                                    IIA-1
                                    IIM-1, IIM-2
                                    IIB
                                    (the "Group II Certificates")


UNDERWRITERS:                       J.P. Morgan Securities Inc., Countrywide
                                    Securities Corporation and Banc of America
                                    Securities LLC

DEPOSITOR:                          Chase Funding, Inc.

SELLERS:                            Chase Manhattan Mortgage Corporation and
                                    Chase Mortgage Holdings, Inc.

SERVICER:                           Chase Manhattan Mortgage Corporation

TRUSTEE:                            Citibank, N.A.

MORTGAGE INSURER:                   Mortgage Guaranty Insurance Company

LOSS MITIGATION ADVISOR:            The Murrayhill Company

CUT-OFF DATE:                       June 1, 2001

PRICING DATE:                       On or about June 19, 2001

CLOSING DATE:                       On or about June 28, 2001

DISTRIBUTION DATES:                 Distribution of principal and interest on
                                    the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in July 2001.

ERISA CONSIDERATIONS:               The offered certificates will be ERISA
                                    eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                    Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:                   The offered certificates will not constitute
                                    "mortgage-related securities" for the
                                    purposes of SMMEA.

TAX STATUS:                         For federal income tax purposes, the Trust
                                    Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:               The Servicer has the option to exercise a
                                    call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date
                                    (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                                    Loan), and (iii) any unreimbursed
                                    out-of-pocket costs, expenses and the
                                    principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

MORTGAGE LOANS:                     The mortgage pool will consist of mortgage
                                    loans ("Mortgage Loans") that will be
                                    divided into a fixed rate coupon group
                                    (Group I) and an adjustable-rate coupon
                                    group (Group II). The Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:                The Servicer and Trustee will be paid fees
                                    aggregating approximately 51 bps per annum
                                    (payable monthly) on the stated principal balance of the Mortgage Loans.

                                    The Mortgage Insurer will be paid fees
                                    aggregating approximately 79 bps per annum
                                    (payable monthly) on the stated principal balance of the insured Mortgage Loans (approximately 69.00% of all of the Mortgage Loans).

                                    The Loss Mitigation Advisor will be paid fees aggregating approximately 1.5 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:                 1) Mortgage insurance
                                    2) Excess interest
                                    3) Over-collateralization
                                    4) Cross-collateralization
                                    5) Subordination

MORTGAGE INSURANCE:                 As of the Cut-Off Date, approximately 69.00%
                                    of the Mortgage Loans (66.48% of the Group I
                                    Mortgage Loans and 71.15% of the Group II
                                    Mortgage Loans) will be covered by a
                                    mortgage insurance policy issued by Mortgage
                                    Guaranty Insurance Company. For each of
                                    these Mortgage Loans, Mortgage Guaranty
                                    Insurance Company will provide insurance coverage down to 65% of the value of the related mortgage property.

EXCESS INTEREST:                    Excess interest cashflows from each group
                                    will be available as credit enhancement for the related group.

OVER-COLLATERALIZATION:             The over-collateralization ("O/C") amount is
                                    equal to the excess of the aggregate
                                    principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.50% of the aggregate principal balance of the Group I Mortgage
                                    Loans and approximately 0.50% of the
                                    aggregate principal balance of the Group II
                                    Mortgage Loans. To the extent the
                                    over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                                    GROUP I CERTIFICATES
                                    Initial:  0.50%                       Target: 0.50% of original balance
                                    Stepdown: 1.00% of current balance    Floor:  0.50% of original balance

                                        (PRELIMINARY AND SUBJECT TO REVISION)

                                    GROUP II CERTIFICATES
                                    Initial:  0.50%                       Target: 0.50% of original balance
                                    Stepdown: 1.00% of current balance    Floor:  0.50% of original balance

                                        (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:            Excess interest from each of the two loan
                                    groups, if not needed to credit enhance its own group, will be available to credit enhance the other loan group.

                                                        GROUP I - FIXED
                                                        ---------------

GROUP I  (FIXED) SUBORDINATION(1):        (S&P/Moody's/Fitch)    GROUP I (Subordination)
                                                                 -----------------------
                        Class IA          (AAA /Aaa/AAA)           6.50%
                        Class IM-1        (AA/Aa2/AA)              4.00%
                        Class IM-2        (A/A2/A)                 2.00%
                        Class IB          (BBB/Baa2/BBB)           0.50%


                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I  (FIXED) CLASS SIZES(1):          (S&P/Moody's/Fitch)    GROUP I (Class Sizes)
                                                                 ---------------------
                        Class IA          (AAA/Aaa/AAA)           93.50%
                        Class IM-1        (AA/Aa2/AA)              2.50%
                        Class IM-2        (A/A2/A)                 2.00%
                        Class IB          (BBB/Baa2/BBB)           1.50%


                      (PRELIMINARY AND SUBJECT TO REVISION)


                                                        GROUP II - ARM
                                                        --------------

GROUP II (ARM) SUBORDINATION(1):          (S&P/Moody's/Fitch)    GROUP II (Subordination)
                                                                 ------------------------
                        Class IIA-1       (AAA/Aaa/AAA)            8.50%
                        Class IIM-1       (AA/Aa2/AA)              5.50%
                        Class IIM-2       (A/A2/A)                 2.75%
                        Class IIB         (BBB/Baa1/BBB)           0.50%


                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES(1):            (S&P/Moody's/Fitch)    GROUP II (Class Sizes)
                                                                 ----------------------
                        Class IIA-1       (AAA/Aaa/AAA)           91.50%
                        Class IIM-1       (AA/Aa2/AA)              3.00%
                        Class IIM-2       (A/A2/A)                 2.75%
                        Class IIB         (BBB/Baa1/BBB)           2.25%


                      (PRELIMINARY AND SUBJECT TO REVISION)

(1) The subordination and class size percentages include the initial over-collateralization levels of 0.50% for Group I and 0.50% for Group II.

                                     GROUP I

MORTGAGE LOANS:                     Fixed-rate, first lien, sub-prime Mortgage
                                    Loans

TOTAL GROUP SIZE:                   Approximately $430,000,000

PREPAYMENT ASSUMPTION:              20% HEP (2% - 20% CPR Ramp over 10 months)

GROUP I NET WAC CAP:                Preliminarily, the pass-through rate of each
                                    class of the Group I Certificates will be subject to the "Group I Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate
                                    Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:                   For the Class IA-1 Certificates, interest
                                    will initially accrue from the Closing Date to (but excluding) the first Distribution
                                    Date, and thereafter, from the prior
                                    Distribution Date to (but excluding) the current Distribution Date. For all Group I
                                    Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                      For Class IA-1, 0 days. For all other Group
                                    I Certificates, 24 days.

INT. PMT. BASIS:                    For Class IA-1, actual/360. For all other
                                    Group I Certificates, 30/360.

COUPON STEP UP:                     If the 10% clean-up call for the Group I
                                    Certificates is not exercised on the first distribution date on which it is exercisable, the pass-through rate on the Class IA-4 Certificate will increase by 50 bps per annum.

               CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 2001-C2

                              GROUP I CERTIFICATES
                              --------------------

                           CLASS        CLASS        CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
                           IA-1         IA-2         IA-3         IA-4         IA-5         IM-1         IM-2         IB
                           ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
OFFER
SIZE ($)                   168,000,000  88,750,000   43,500,000   61,595,000   40,205,000   10,750,000   8,600,000    6,450,000

EXPECTED RATINGS
S&P                        AAA          AAA          AAA          AAA          AAA          AA           A            BBB
MOODY'S                    Aaa          Aaa          Aaa          Aaa          Aaa          Aa2          A2           Baa2
FITCH                      AAA          AAA          AAA          AAA          AAA          AA           A            BBB

COUPON                     1M Libor +   Fixed(1)     Fixed(1)     Fixed(1),(2) Fixed(1)     Fixed(1)     Fixed(1)     Fixed(1)
                           [  ](1)

WEIGHTED AVERAGE LIFE TO   1.00         3.00         5.01         8.65         6.72         6.24         6.22          5.19
CALL (YRS) (3)

WEIGHTED AVERAGE LIFE      1.00         3.00         5.01         10.38        6.72         6.64         6.35          5.19
TO MATURITY (YRS) (3)

PAYMENT WINDOW             1-26/26      26-50/25     50-73/24     73-114/42    37-114/78    37-114/78    37-114/78    37-104/68
TO CALL (MOS.) (3)

PAYMENT WINDOW             1-26/26      26-50/25     50-73/24     73-226/154   37-114/78    37-158/122   37-136/100    37-104/68
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO       8/03         8/05         7/07         12/10        12/10        12/10        12/10        2/10
CALL (3)

EXPECTED MATURITY TO       8/03         8/05         7/07         4/20         12/10        8/14         10/12         2/10
MATURITY (3)

LAST SCHEDULED             8/14         5/22         12/25        7/29         2/13         7/29         7/29         7/29
DISTRIBUTION DATE (4)

(1)  Preliminary, subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-4 Certificate will increase by 50 bps per annum.

(3)  The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

                                    GROUP II
                                    --------

MORTGAGE LOANS:                     Adjustable-rate, first lien, sub-prime
                                    Mortgage Loans

TOTAL GROUP SIZE:                   Approximately $505,000,000

PREPAYMENT ASSUMPTION:              27% CPR

GROUP II AVAILABLE FUNDS CAP:       The pass-through rate of the Group II
                                    Certificates will be subject to the "Group
                                    II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the adjustable-rate Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                                    Certificates as of the first day of the
                                    applicable accrual period.

GROUP II MAXIMUM RATE CAP:          The pass-through rate of the Group II
                                    Certificates will also be subject the "Group
                                    II Maximum Rate Cap" which is the weighted average net maximum lifetime mortgage rate on the adjustable-rate Mortgage Loans. Any interest shortfall due to the Group II
                                    Maximum Rate Cap will not be reimbursed.

INTEREST ACCRUAL:                   For Group II Certificates, interest will
                                    initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                                    Date to (but excluding) the current
                                    Distribution Date.

PAYMENT DELAY:                      0 days

INT. PMT. BASIS:                    Actual/360

SHORTFALL REIMBURSEMENT:            If on any Distribution Date the pass-through
                                    rate is limited by the Group II Available
                                    Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next
                                    Distribution Date until paid (herein
                                    referred to as "Carryover"). Such
                                    reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II
                                    Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:                     If the 10% clean-up call for the Group II
                                    Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class
                                    IIA-1 Certificate will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB
                                    Certificates will increase to 1.5x their related margins.

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2

                              GROUP II CERTIFICATES
                              ---------------------

                                CLASS                    CLASS                    CLASS                    CLASS
                                IIA-1                    IIM-1                    IIM-2                    IIB
------------------------------- ------------------------ ------------------------ ------------------------ ------------------------
OFFER
SIZE ($)                        462,075,000              15,150,000               13,887,500               11,362,500

EXPECTED RATINGS
S&P                             AAA                      AA                       A                        BBB
MOODY'S                         Aaa                      Aa2                      A2                       Baa1
FITCH                           AAA                      AA                       A                        BBB

COUPON                          1M Libor + [   ](1),(2)  1M Libor + [   ](1),(3)  1M Libor + [   ](1),(3)  1M Libor + [   ](1),(3)

WEIGHTED AVERAGE LIFE TO        2.64                     4.80                     4.78                     4.24
CALL (YRS) (4)

WEIGHTED AVERAGE LIFE TO        2.88                     5.18                     5.00                     4.24
MATURITY (YRS) (4)

PAYMENT WINDOW                  1-86/86                  38-86/49                 37-86/50                 37-86/50
TO CALL (MOS.) (4)

PAYMENT WINDOW                  1-191/191                38-130/93                37-114/78                37-89/53
TO MATURITY (MOS.) (4)

EXPECTED MATURITY TO CALL (4)   8/08                     8/08                     8/08                     8/08

EXPECTED MATURITY TO            5/17                     4/12                     12/10                    11/08
MATURITY (4)

LAST SCHEDULED DISTRIBUTION     7/30                     7/30                     7/30                     7/30
DATE (5)


(1)  Subject to the Group II Available Funds Cap and the Group II Maximum Rate
     Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificate will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2

                               CASH FLOW PRIORITY
                               ------------------



                              GROUP I CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2. Servicing Fees, Trustee Fees, Mortgage Insurer Fees, and Loss Mitigation Advisor Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6.   Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)



                              GROUP II CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2. Servicing Fees, Trustee Fees, Mortgage Insurer Fees and Loss Mitigation Advisor Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6.   Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2

                                PRINCIPAL PAYDOWN
                                -----------------

                                    CLASS IA-5 LOCKOUT DISTRIBUTION AMOUNT: FOR
                                    ANY DISTRIBUTION DATE PRIOR TO THE
                                    DISTRIBUTION DATE IN JULY 2010, THE PRODUCT
                                    OF (I) THE APPLICABLE CLASS IA-5 LOCKOUT
                                    PERCENTAGE, (II) A FRACTION, THE NUMERATOR
                                    OF WHICH IS THE OUTSTANDING PRINCIPAL
                                    BALANCE OF THE CLASS IA-5 CERTIFICATES AND
                                    THE DENOMINATOR OF WHICH IS THE AGGREGATE
                                    OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A
                                    GROUP I CERTIFICATES (IN EACH CASE
                                    IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE)
                                    AND (III) THE GROUP I CLASS A PRINCIPAL
                                    CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE
                                    JULY 2010 DISTRIBUTION DATE AND EACH
                                    DISTRIBUTION DATE THEREAFTER, THE CLASS IA-5
                                    LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE
                                    GROUP I CLASS A PRINCIPAL CASHFLOWS.

                                           CLASS IA-5 LOCKOUT PERCENTAGE
                                           -----------------------------

                                           July 2001 -- June 2004:    0%
                                           July 2004 -- June 2006:   45%
                                           July 2006 -- June 2007:   80%
                                           July 2007 -- June 2008:  100%
                                           July 2008 -- June 2010:  300%

                                       (PRELIMINARY AND SUBJECT TO REVISION)


                                    IF THE SUBORDINATE CLASS PRINCIPAL
                                    DISTRIBUTION TEST IS NOT MET:

                                    Group I Certificates:
                                    ---------------------

                                    1)  To the Class IA-5 Certificateholders --
                                        the Class IA-5 Lockout Distribution
                                        Amount until the principal balance of
                                        the Class IA-5 Certificate is reduced to zero.

                                    2)  All remaining scheduled and unscheduled
                                        Group I principal will be paid
                                        sequentially to the Class IA
                                        Certificates until the principal balance of each such Certificates is reduced to zero.

                                    If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                                    Group II Certificates:
                                    ----------------------

                                    1)  All scheduled and unscheduled Group II
                                        principal will be paid to the Class
                                        IIA-1 Certificates.

                                       (PRELIMINARY AND SUBJECT TO REVISION)

                                    IF THE SUBORDINATE CLASS PRINCIPAL
                                    DISTRIBUTION TEST IS MET:

                                    With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates and fourth to the Class B Certificates.

                                    If the Subordinate Class Principal
                                    Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                                       (PRELIMINARY AND SUBJECT TO REVISION)

                                          REQUIRED SUBORDINATION LEVELS*

                                    Group I                 Group II
                                    -------                 --------

                                    Class IA     13.00%     Class IIA    17.00%
                                    Class IM-1    8.00%     Class IIM-1  11.00%
                                    Class IM-2    4.00%     Class IIM-2   5.50%
                                    Class IB      1.00%     Class IIB     1.00%

                                    *Includes over-collateralization

                                       (PRELIMINARY AND SUBJECT TO REVISION)

                                    THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                                    TEST IS MET IF:

                                    i)   The Distribution Date is on or after
                                         the July 2004 Distribution Date; and

                                    ii)  The applicable Subordinate Class
                                         Principal Distribution Date has
                                         occurred (as described below); and

                                    iii) A Trigger Event does not exist (a
                                         Trigger Event exists if the current
                                         Senior Enhancement Percentage is not
                                         greater than or equal to a multiple of
                                         the 60+ day delinquency percentage
                                         (including foreclosures and REOs) (1x
                                         for Group I; 1.25x for Group II)).

                                       (PRELIMINARY AND SUBJECT TO REVISION)


                                    THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                                    DATE:

                                    For each loan group, the later of (i) the July 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                                    Group I Senior         Group II Senior
                                    Specified Enhancement  Specified Enhancement
                                    Percentage:            Percentage:
                                    ---------------------  ---------------------
                                    13.00%                 17.00%
                                    Or                     Or
                                    (6.00% + 0.50%)*2      (8.00% + 0.50%)*2

                                       (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS:                         The Certificates will be offered pursuant to
                                    a Prospectus which includes a Prospectus
                                    Supplement (together, the "Prospectus").
                                    Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the
                                    Prospectus shall govern in all respects.
                                    Sales of the Certificates may not be
                                    consummated unless the purchaser has
                                    received the Prospectus.


FURTHER INFORMATION:                Please call David Howard at (212) 834-5125,
                                    Anthony Hermann at (212) 834-5512, Fred
                                    Hubert at (212) 834-5170, Paul Park at (212)
                                    834-5033, Matt Whalen at (212) 834-5157, Jee
                                    Hong at (212) 834-5295, Hantz Serrao at
                                    (212) 834-5384, Trina Wittman at (212)
                                    834-5378, Seleena Baijnauth at (212)
                                    834-5219, Alan Chan at (212) 834-5936, or
                                    Alice Chang at (212) 834-5018.

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP
                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance            $430,008,602
Aggregate Original Principal Balance               $439,971,907
Number of Mortgage Loans                                  5,205

                                          MINIMUM       MAXIMUM     AVERAGE (1)
                                          -------       -------     -----------
Original Principal Balance                $10,000      $495,000         $84,529
Outstanding Principal Balance              $7,525      $484,772         $82,615

                                                                       WEIGHTED
                                          MINIMUM       MAXIMUM     AVERAGE (2)
                                          -------       -------     -----------
Original Term (mos)                            60           360             275
Stated Remaining Term (mos)                    28           349             253
Expected Remaining Term (mos)                  24           349             251
Loan Age (mos)                                 11            35              22

Current Interest Rate                      7.000%       14.990%          9.629%

Original Loan-to-Value                     10.20%        95.00%          77.96%

Credit Score (3)                              442           803             620


                                         EARLIEST        LATEST
                                         --------        ------
Origination Dates                         06/1998       06/2000
Maturity Dates                            09/2003       07/2030


Notes:

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

                            CURRENT MORTGAGE RATES
       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                         CERTIFICATES, SERIES 2001-C2
                        FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

7.000% to 7.499%                             25        $   3,274,757        0.8%
7.500% to 7.999%                            168           18,430,690        4.3
8.000% to 8.499%                            256           28,428,817        6.6
8.500% to 8.999%                            876           83,691,938       19.5
9.000% to 9.499%                            668           58,923,614       13.7
9.500% to 9.999%                          1,315          104,984,538       24.4
10.000% to 10.499%                          578           42,624,206        9.9
10.500% to 10.999%                          702           51,576,989       12.0
11.000% to 11.499%                          257           16,919,458        3.9
11.500% to 11.999%                          236           14,375,169        3.3
12.000% to 12.499%                           61            3,407,824        0.8
12.500% to 12.999%                           39            2,381,384        0.6
13.000% to 13.499%                           10              458,339        0.1
13.500% to 13.999%                           12              423,824        0.1
14.000% to 14.499%                            1               55,635        0.0
14.500% to 14.999%                            1               51,418        0.0
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Mortgage Rates Range is from: 7.000% to 14.990%
Weighted Average is: 9.629%

                       REMAINING MONTHS TO STATED MATURITY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

25 to 36                                      9        $     117,860        0.0%
37 to 48                                      6               92,054        0.0
49 to 60                                      2               37,293        0.0
61 to 72                                      2               44,560        0.0
73 to 84                                      1               24,935        0.0
85 to 96                                     44            1,622,714        0.4
97 to 108                                    32            1,258,215        0.3
109 to 120                                    3              117,328        0.0
121 to 132                                    1               33,511        0.0
133 to 144                                    1               65,783        0.0
145 to 156                                  853           61,860,936       14.4
157 to 168                                1,503          119,653,251       27.8
169 to 180                                   24            1,884,117        0.4
193 to 204                                    1               74,185        0.0
205 to 216                                  155            9,828,987        2.3
217 to 228                                  153           10,096,912        2.3
229 to 240                                    4              245,995        0.1
265 to 276                                   22            1,338,393        0.3
277 to 288                                   21            1,185,896        0.3
289 to 300                                    1               42,458        0.0
325 to 336                                  926           79,646,151       18.5
337 to 348                                1,413          138,500,236       32.2
349 to 360                                   28            2,236,833        0.5
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Remaining Term Range is from (Months): 28 to 349
Weighted Average is (Months): 253

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL MORTGAGE         NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP


$100,000 or Less                          3,852        $ 225,890,814       52.5%
$100,001 to $150,000                        859          101,585,289       23.6
$150,001 to $200,000                        270           45,545,687       10.6
$200,001 to $250,000                        126           27,501,876        6.4
$250,001 to $300,000                         54           14,508,961        3.4
$300,001 to $350,000                         32           10,156,106        2.4
$350,001 to $400,000                          6            2,190,928        0.5
$400,001 to $450,000                          4            1,672,505        0.4
$450,001 to $500,000                          2              956,437        0.2
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Original Mortgage Loan Principal Balance Range is from: $10,000 to $495,000 Average is: $84,529



                              PRODUCT TYPE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5 Year Fixed                                 15        $     209,914        0.0%
7 Year Fixed                                  3               59,970        0.0
8 Year Fixed                                  2               46,818        0.0
10 Year Fixed                                77            2,918,576        0.7
12 Year Fixed                                 2               79,681        0.0
13 Year Fixed                                 1               33,511        0.0
14 Year Fixed                                 1               65,783        0.0
15 Year Fixed                               725           40,844,683        9.5
16 Year Fixed                                 2               71,610        0.0
18 Year Fixed                                 1               74,185        0.0
20 Year Fixed                               311           20,125,892        4.7
21 Year Fixed                                 1               46,002        0.0
25 Year Fixed                                43            2,524,289        0.6
27 Year Fixed                                 1               42,458        0.0
30 Year Fixed                             2,367          220,383,220       51.3
Balloon Loan                              1,653          142,482,011       33.1
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

    STATE DISTRIBUTIONS - CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Arizona                                     113        $   9,781,786        2.3%
Arkansas                                     22            1,338,767        0.3
California                                  478           68,944,963       16.0
Colorado                                     89            9,960,606        2.3
Connecticut                                  20            2,032,253        0.5
Delaware                                     16            1,845,946        0.4
District of Columbia                         11              881,597        0.2
Florida                                     375           28,393,754        6.6
Georgia                                     203           15,134,456        3.5
Hawaii                                       30            4,925,521        1.1
Idaho                                        24            1,984,247        0.5
Illinois                                    182           14,785,932        3.4
Indiana                                     256           16,572,493        3.9
Iowa                                         43            2,565,656        0.6
Kansas                                       23            1,717,005        0.4
Kentucky                                    104            7,057,658        1.6
Louisiana                                    47            3,172,794        0.7
Maine                                         6              440,356        0.1
Maryland                                     76            7,261,919        1.7
Massachusetts                                50            5,210,191        1.2
Michigan                                    261           18,523,009        4.3
Minnesota                                    63            5,849,198        1.4
Mississippi                                  41            2,259,370        0.5
Missouri                                    105            6,194,259        1.4
Montana                                      11              809,214        0.2
Nebraska                                     17              943,589        0.2
Nevada                                       47            5,143,509        1.2
New Hampshire                                10              806,872        0.2
New Jersey                                   51            5,990,364        1.4
New Mexico                                   38            3,277,070        0.8
New York                                    156           12,760,362        3.0
North Carolina                              505           36,074,987        8.4
North Dakota                                  6              263,722        0.1
Ohio                                        533           36,697,409        8.5
Oklahoma                                     36            2,201,537        0.5
Oregon                                      103           10,447,280        2.4
Pennsylvania                                283           19,656,622        4.6
Rhode Island                                 19            1,190,456        0.3
South Carolina                              137            8,709,335        2.0
South Dakota                                  5              226,767        0.1
Tennessee                                   161           10,621,355        2.5
Texas                                        94            7,418,275        1.7
Utah                                         56            5,987,568        1.4
Vermont                                       4              206,242        0.0
Virginia                                    111            7,867,250        1.8
Washington                                  100           10,526,918        2.4
West Virginia                                41            2,583,123        0.6
Wisconsin                                    36            2,097,651        0.5
Wyoming                                       7              667,395        0.2
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

                              LOAN-TO-VALUE RATIOS
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                              294        $  14,411,012        3.4%
50.01% to 55.00%                             83            5,186,271        1.2
55.01% to 60.00%                            154           11,305,448        2.6
60.01% to 65.00%                            225           15,838,245        3.7
65.01% to 70.00%                            393           31,550,703        7.3
70.01% to 75.00%                            751           59,050,006       13.7
75.01% to 80.00%                          1,554          137,079,304       31.9
80.01% to 85.00%                            876           76,884,733       17.9
85.01% to 90.00%                            806           73,203,857       17.0
90.01% to 95.00%                             69            5,499,023        1.3
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Loan-to-Value Ratios Range is from: 10.20% to 95.00%
Weighted Average is: 77.96%

66.48% of the Group I Mortgage Loans are covered by mortgage insurance from Mortgage Guaranty Insurance Company down to 65% LTV. The adjusted LTV for the Group I Mortgage Loans is 67.17%.



                                  LOAN PURPOSE
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PURPOSE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Purchase                                    803        $  75,531,090       17.6%
Refinance - Rate/Term                       755           70,900,872       16.5
Refinance - Cashout                       3,647          283,576,639       65.9
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

                          TYPE OF MORTGAGED PROPERTIES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
PROPERTY TYPE                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Single Family Detached                    4,178        $ 345,060,481       80.2%
Two- to Four-family Dwelling Unit           321           27,211,673        6.3
Planned Unit Development                    270           30,237,393        7.0
Condominium                                  84            6,170,636        1.4
Manufactured Housing                        352           21,328,420        5.0
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====



                              DOCUMENTATION SUMMARY
       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                         CERTIFICATES, SERIES 2001-C2
                        FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
DOCUMENTATION                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Full Documentation                        4,335        $ 345,882,446       80.4%
24 Month Bank Statement                      78            8,858,581        2.1
Reduced Documentation                       144           16,737,165        3.9
Stated Income                               648           58,530,410       13.6
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

                                 OCCUPANCY TYPES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
OCCUPANCY                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Owner-occupied                            4,723        $ 399,365,330       92.9%
Second Home                                  38            2,406,679        0.6
Investment                                  444           28,236,593        6.6
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====



                            MORTGAGE LOAN AGE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

11                                           55          $ 4,332,982        1.0%
12                                           66            5,664,157        1.3
13                                           87            7,354,473        1.7
14                                          150           14,098,150        3.3
15                                          147           13,732,921        3.2
16                                          164           14,745,561        3.4
17                                          239           20,562,186        4.8
18                                          202           15,814,698        3.7
19                                          255           21,133,911        4.9
20                                          419           40,291,348        9.4
21                                          534           42,427,800        9.9
22                                          334           29,803,789        6.9
23                                          535           45,304,973       10.5
24                                          464           36,581,583        8.5
25                                          334           24,498,716        5.7
26                                          355           26,921,472        6.3
27                                          182           14,121,387        3.3
28                                           91            6,827,232        1.6
29                                          155           10,789,316        2.5
30                                           52            4,895,258        1.1
31                                          108            8,961,459        2.1
32                                          130           10,884,345        2.5
33                                           65            4,339,071        1.0
34                                           71            5,096,563        1.2
35                                           11              825,252        0.2
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Weighted Average Age (Months) is: 22

                              CREDIT GRADE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

AO                                        1,332        $ 116,184,087       27.0%
A-                                        2,380          197,486,585       45.9
B                                           973           76,839,193       17.9
B-                                          155           12,669,939        2.9
C                                           284           20,617,138        4.8
C-                                           78            6,059,444        1.4
D                                             3              152,215        0.0
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====



                               YEAR OF ORIGINATION
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
YEAR OF ORIGINATION              MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

1998                                        636        $  48,664,983       11.3%
1999                                      3,933          323,963,085       75.3
2000                                        636           57,380,534       13.3
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

                          PREPAYMENT PENALTIES SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                      1,065        $  76,353,130       17.8%
6 Months                                      2              170,275        0.0
12 Months                                   216           18,000,825        4.2
24 Months                                   193           20,460,968        4.8
36 Months                                 2,184          183,913,649       42.8
42 Months                                    40            3,942,234        0.9
48 Months                                     3              219,634        0.1
60 Months                                 1,502          126,947,887       29.5
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Weighted Average Prepayment Penalty Term (Months) is: 43



                              CREDIT SCORE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                                  131        $   9,886,026        2.3%
442 to 500                                   43            3,063,326        0.7
501 to 550                                  587           46,051,214       10.7
551 to 600                                1,279          104,469,483       24.3
601 to 650                                1,784          146,036,079       34.0
651 to 700                                  965           84,886,651       19.7
701 to 750                                  320           28,203,497        6.6
751 to 800                                   94            7,248,982        1.7
801 to 803                                    2              163,343        0.0
                                          -----        -------------      -----
TOTAL:                                    5,205        $ 430,008,602      100.0%
                                          =====        =============      =====

Credit Score Range is from: 442 to 803
Weighted Average (scored loans only) is: 620

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                         CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP
                                SUMMARY REPORT


Aggregate Outstanding Principal Balance            $505,002,650
Aggregate Original Principal                       $511,573,531
Number of Mortgage Loans                                  4,094

                                          MINIMUM       MAXIMUM     AVERAGE (1)
                                          -------       -------     -----------
Original Principal Balance                $12,750      $962,500        $124,957
Outstanding Principal Balance             $11,678      $951,189        $123,352

                                                                      WEIGHTED
                                          MINIMUM       MAXIMUM     AVERAGE (2)
                                          -------       -------     -----------
Original Term (mos)                           180           360             360
Stated Remaining Term (mos)                   152           350             339
Expected Remaining Term (mos)                  74           349             338
Loan Age (mos)                                 10            83              20

Current Interest Rate                      6.990%       14.875%          9.807%
Initial Interest Rate Cap                  1.000%        6.000%          2.358%
Periodic Rate Cap                          1.000%        3.000%          1.286%
Gross Margin                               2.750%        9.000%          5.963%
Maximum Mortgage Rate                     10.630%       20.470%         16.025%
Minimum Mortgage Rate                      4.116%       13.500%          9.144%

Months to Roll                                  1            35              10

Original Loan-to-Value                     10.00%        96.78%          78.51%

Credit Score (3)                              434           807             625


                                         EARLIEST        LATEST
                                         --------        ------
Origination Dates                         06/1994       06/2000
Maturity Dates                            02/2014       08/2030


Notes:

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

                             CURRENT MORTGAGE RATES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

6.500% to 6.999%                              1        $     145,429        0.0%
7.000% to 7.499%                             10            1,672,562        0.3
7.500% to 7.999%                            116           18,530,222        3.7
8.000% to 8.499%                            192           33,520,268        6.6
8.500% to 8.999%                            640           95,048,321       18.8
9.000% to 9.499%                            464           59,475,515       11.8
9.500% to 9.999%                            841          106,211,816       21.0
10.000% to 10.499%                          431           49,576,296        9.8
10.500% to 10.999%                          521           56,786,054       11.2
11.000% to 11.499%                          347           33,460,022        6.6
11.500% to 11.999%                          299           28,696,168        5.7
12.000% to 12.499%                          127           12,817,519        2.5
12.500% to 12.999%                           69            5,719,274        1.1
13.000% to 13.499%                           24            2,356,750        0.5
13.500% to 13.999%                            9              797,044        0.2
14.000% to 14.499%                            2              127,890        0.0
14.500% to 14.999%                            1               61,499        0.0
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Mortgage Rates Range is from: 6.990% to 14.875%
Weighted Average is: 9.807%



                       REMAINING MONTHS TO STATED MATURITY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

145 to 156                                    2        $     101,386        0.0%
157 to 168                                    7              528,616        0.1
217 to 228                                    3              221,148        0.0
277 to 288                                    1               50,546        0.0
313 to 324                                    4              349,741        0.1
325 to 336                                1,334          150,880,717       29.9
337 to 348                                2,667          343,377,819       68.0
349 to 360                                   76            9,492,675        1.9
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Remaining Term Range is from (Months): 152 to 350
Weighted Average is (Months): 339

                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                         CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL MORTGAGE         NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

$100,000 or Less                          1,888        $ 128,207,520       25.4%
$100,001 to $150,000                      1,126          136,203,857       27.0
$150,001 to $200,000                        522           89,172,123       17.7
$200,001 to $250,000                        274           60,305,537       11.9
$250,001 to $300,000                        155           41,969,508        8.3
$300,001 to $350,000                         56           17,870,004        3.5
$350,001 to $400,000                         34           12,577,319        2.5
$400,001 to $450,000                         12            5,046,499        1.0
$450,001 to $500,000                         22           10,493,672        2.1
$500,001 to $550,000                          2            1,041,965        0.2
$550,001 to $600,000                          1              553,103        0.1
$600,001 to $650,000                          1              610,353        0.1
$950,001 to $1,000,000                        1              951,189        0.2
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Original Mortgage Loan Principal Balance Range is from: $12,750 to $962,500 Average is: $124,957



                              PRODUCT TYPE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Six Month LIBOR Loan                         16        $   2,434,890        0.5%
1/29 LIBOR Loan                               1               59,392        0.0
2/28 LIBOR Loan                           2,582          308,123,650       61.0
3/27 LIBOR Loan                           1,481          192,853,008       38.2
5/25 LIBOR Loan                               1               49,568        0.0
1/1 Treasury ARM                             13            1,482,142        0.3
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

    STATE DISTRIBUTIONS - CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
Arizona                                     213        $  21,505,688        4.3%
Arkansas                                     10              810,139        0.2
California                                1,009          182,169,674       36.1
Colorado                                    249           32,738,422        6.5
Connecticut                                  22            2,889,747        0.6
Delaware                                     12            1,138,829        0.2
District of Columbia                          9              850,102        0.2
Florida                                     214           18,865,879        3.7
Georgia                                      66            7,719,332        1.5
Hawaii                                       14            2,085,636        0.4
Idaho                                        46            4,291,498        0.8
Illinois                                    161           16,973,115        3.4
Indiana                                      81            5,986,060        1.2
Iowa                                         18            1,220,576        0.2
Kansas                                       25            2,499,959        0.5
Kentucky                                     29            1,909,537        0.4
Louisiana                                    21            2,239,844        0.4
Maine                                         6              524,055        0.1
Maryland                                     39            5,157,235        1.0
Massachusetts                                50            7,015,775        1.4
Michigan                                    144           12,110,211        2.4
Minnesota                                    99           10,586,190        2.1
Mississippi                                   9              493,560        0.1
Missouri                                     63            4,457,856        0.9
Montana                                      14            1,472,729        0.3
Nebraska                                      7              588,349        0.1
Nevada                                       90           11,228,207        2.2
New Hampshire                                17            1,773,936        0.4
New Jersey                                   15            1,797,890        0.4
New Mexico                                   57            6,350,776        1.3
New York                                     21            2,811,096        0.6
North Carolina                               76            6,882,033        1.4
North Dakota                                  4              185,005        0.0
Ohio                                        164           13,198,645        2.6
Oklahoma                                     19            1,058,029        0.2
Oregon                                      225           25,991,062        5.1
Pennsylvania                                 79            7,709,261        1.5
Rhode Island                                 11            1,215,905        0.2
South Carolina                               18            1,490,494        0.3
South Dakota                                  4              256,736        0.1
Tennessee                                    52            4,995,871        1.0
Texas                                       126           13,071,576        2.6
Utah                                        127           15,195,016        3.0
Vermont                                       4              443,811        0.1
Virginia                                     42            4,628,068        0.9
Washington                                  252           31,325,769        6.2
West Virginia                                10              610,846        0.1
Wisconsin                                    43            3,907,107        0.8
Wyoming                                       8              575,515        0.1
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

                              LOAN-TO-VALUE RATIOS
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                               98        $   7,315,525        1.4%
50.01% to 55.00%                             39            4,597,383        0.9
55.01% to 60.00%                             91            9,682,991        1.9
60.01% to 65.00%                            154           17,096,613        3.4
65.01% to 70.00%                            319           37,271,873        7.4
70.01% to 75.00%                            775           94,185,694       18.7
75.01% to 80.00%                          1,403          181,244,462       35.9
80.01% to 85.00%                            547           68,154,442       13.5
85.01% to 90.00%                            586           75,078,922       14.9
90.01% to 95.00%                             79            9,901,984        2.0
95.01% to 100.00%                             3              472,760        0.1
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Loan-to-Value Ratios Range is from: 10.00% to 96.78%
Weighted Average is: 78.51%

71.15% of the Group II Mortgage Loans are covered by mortgage insurance from Mortgage Guaranty Insurance Company down to 65% LTV. The adjusted LTV for the Group II Mortgage Loans is 67.51%.



                                  LOAN PURPOSE
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PURPOSE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Purchase                                  1,933        $ 235,020,141       46.5%
Refinance - Rate/Term                       424           54,770,325       10.8
Refinance - Cashout                       1,737          215,212,183       42.6
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

                          TYPE OF MORTGAGED PROPERTIES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
PROPERTY TYPE                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Single Family Detached                    3,135        $ 386,540,459       76.5%
Two- to Four-family Dwelling Unit           234           29,981,312        5.9
Planned Unit Development                    411           59,822,995       11.8
Condominium                                 159           16,145,743        3.2
Manufactured Housing                        155           12,512,141        2.5
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====



                              DOCUMENTATION SUMMARY
       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                         CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
DOCUMENTATION                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Full Documentation                        2,987        $ 363,495,884       72.0%
24 Month Bank Statement                      67            9,870,829        2.0
Reduced Documentation                        99           14,344,939        2.8
Stated Income                               941          117,290,997       23.2
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====



                                 OCCUPANCY TYPES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
OCCUPANCY                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Owner-occupied                            3,775        $ 474,005,776       93.9%
Second Home                                  27            2,521,618        0.5
Investment                                  292           28,475,255        5.6
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

                            MORTGAGE LOAN AGE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

10                                            2        $     134,450        0.0%
11                                           74            9,358,226        1.9
12                                          201           26,790,062        5.3
13                                          214           27,842,587        5.5
14                                          324           42,201,704        8.4
15                                          267           35,327,096        7.0
16                                          178           21,905,905        4.3
17                                          393           46,159,492        9.1
18                                          227           28,901,372        5.7
19                                          108           14,758,622        2.9
20                                          205           27,471,578        5.4
21                                           99           14,611,464        2.9
22                                          227           27,595,468        5.5
23                                          234           30,562,232        6.1
24                                          157           22,169,179        4.4
25                                          335           37,897,712        7.5
26                                          155           19,496,309        3.9
27                                           36            4,405,314        0.9
28                                           16            1,313,842        0.3
29                                           56            5,548,134        1.1
30                                            9              980,240        0.2
31                                           89            9,210,476        1.8
32                                          186           18,995,193        3.8
33                                          177           17,650,373        3.5
34                                           99           10,650,083        2.1
35                                           21            2,665,249        0.5
36                                            1              110,739        0.0
38                                            1              102,215        0.0
39                                            1               61,772        0.0
40                                            1               75,016        0.0
83                                            1               50,546        0.0
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Weighted Average Age (Months) is: 20

                              CREDIT GRADE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

AO                                        1,007        $ 134,956,793       26.7%
A-                                        1,741          216,814,574       42.9
B                                           721           88,046,500       17.4
B-                                          195           21,506,939        4.3
C                                           359           36,795,772        7.3
C-                                           67            6,619,648        1.3
D                                             4              262,424        0.1
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====



                               YEAR OF ORIGINATION
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
YEAR OF ORIGINATION              MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

1994                                          1        $      50,546        0.0%
1998                                        651           66,776,311       13.2
1999                                      2,188          275,362,525       54.5
2000                                      1,254          162,813,267       32.2
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

                             MAXIMUM MORTGAGE RATES
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF MAXIMUM MORTGAGE        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
RATES

10.500% to 10.999%                            1        $      95,155        0.0%
12.500% to 12.999%                            4              583,624        0.1
13.000% to 13.499%                            8              954,569        0.2
13.500% to 13.999%                           52            7,947,960        1.6
14.000% to 14.499%                          128           22,198,660        4.4
14.500% to 14.999%                          374           55,949,221       11.1
15.000% to 15.499%                          409           55,110,719       10.9
15.500% to 15.999%                          973          129,409,236       25.6
16.000% to 16.499%                          544           62,505,626       12.4
16.500% to 16.999%                          782           91,212,978       18.1
17.000% to 17.499%                          337           33,255,841        6.6
17.500% to 17.999%                          302           30,980,835        6.1
18.000% to 18.499%                           87            7,351,297        1.5
18.500% to 18.999%                           58            5,047,879        1.0
19.000% to 19.499%                           18            1,175,148        0.2
19.500% to 19.999%                           15            1,071,182        0.2
20.000% to 20.499%                            2              152,720        0.0
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Maximum Mortgage Rate Range is from: 10.630% to 20.470%
Weighted Average is: 16.025%



                          PREPAYMENT PENALTIES SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                        411        $  49,428,705        9.8%
6 Months                                      9            1,047,233        0.2
12 Months                                    88           12,537,420        2.5
24 Months                                 1,477          193,722,765       38.4
30 Months                                     1              102,024        0.0
36 Months                                 1,698          203,269,072       40.3
42 Months                                    17            1,449,048        0.3
48 Months                                     5              371,383        0.1
60 Months                                   388           43,075,000        8.5
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Weighted Average Prepayment Penalty Term (Months) is: 32

                              NEXT ADJUSTMENT DATE
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
NEXT ADJUSTMENT DATE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

July 2001                                   214        $  24,418,237        4.8%
August 2001                                 163           18,641,430        3.7
September 2001                              259           27,123,909        5.4
October 2001                                461           55,044,666       10.9
November 2001                               446           49,449,738        9.8
December 2001                               216           28,175,331        5.6
January 2002                                270           33,739,799        6.7
February 2002                               141           17,200,322        3.4
March 2002                                  161           18,764,755        3.7
April 2002                                  176           22,895,959        4.5
May 2002                                    131           18,139,890        3.6
June 2002                                   217           30,212,321        6.0
July 2002                                   161           21,706,802        4.3
August 2002                                 133           16,308,439        3.2
September 2002                               73           11,056,603        2.2
October 2002                                 50            6,303,236        1.2
November 2002                                84           10,498,346        2.1
December 2002                                84            9,256,142        1.8
January 2003                                 36            4,478,997        0.9
February 2003                                38            4,703,018        0.9
March 2003                                  120           18,484,813        3.7
April 2003                                  177           23,346,566        4.6
May 2003                                    146           18,330,255        3.6
June 2003                                   106           13,098,531        2.6
July 2003                                    28            3,440,527        0.7
August 2003                                   2              134,450        0.0
May 2004                                      1               49,568        0.0
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

                              CREDIT SCORE SUMMARY
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                                  104        $   9,365,424        1.9%
434 to 500                                   25            2,523,154        0.5
501 to 550                                  384           43,113,931        8.5
551 to 600                                  993          114,673,027       22.7
601 to 650                                1,439          184,293,880       36.5
651 to 700                                  817          107,215,878       21.2
701 to 750                                  248           33,520,373        6.6
751 to 800                                   80            9,492,416        1.9
801 to 807                                    4              804,566        0.2
                                          -----        -------------      -----
TOTAL:                                    4,094        $ 505,002,650      100.0%
                                          =====        =============      =====

Credit Score Range is from: 434 to 807
Weighted Average (scored loans only) is: 625

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                         FIXED RATE MORTGAGE LOAN GROUP

                                                                        ORIGINAL
                                                                      AMORTIZATION
                                                      ORIGINAL TERM       TERM       REMAINING TERM
CURRENT BALANCE   MORTGAGE RATE   NET MORTGAGE RATE    (IN MONTHS)    (IN MONTHS)      (IN MONTHS)
---------------   -------------   -----------------    -----------    -----------      -----------
$142,482,011.07          9.752%              8.703%        180             360             158
  $3,314,958.96          9.429%              8.711%        116             116              92
 $40,943,976.59          9.500%              8.561%        180             180             157
 $20,271,685.91          9.538%              8.525%        240             240             217
$222,995,969.65          9.584%              8.541%        359             359             337



                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C2
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                               NET       ORIGINAL    REMAINING
  CURRENT        MORTGAGE   MORTGAGE       TERM         TERM       GROSS   INITIAL RATE
  BALANCE          RATE       RATE     (IN MONTHS)  (IN MONTHS)   MARGIN    CHANGE CAP
  -------          ----       ----     -----------  -----------   ------    ----------
 $79,225,953.37     9.173%      8.039%     360          339       5.531%      2.455%
$145,499,051.15     9.566%      8.473%     360          342       5.987%      2.115%
$158,616,643.70     9.421%      8.264%     360          343       6.140%      2.688%
  $3,624,544.34     9.923%      8.756%     360          349       5.541%      2.472%
$116,554,315.36    11.046%     10.021%     360          331       6.007%      1.355%
  $1,482,141.90    11.157%     10.018%     360          330       5.265%      2.000%


                                                           NUMBER OF
                                                         MONTHS UNTIL
                                                 RATE      NEXT RATE
  CURRENT        PERIODIC  MAXIMUM   MINIMUM    CHANGE    ADJUSTMENT
  BALANCE          CAP       RATE     RATE    FREQUENCY      DATE         INDEX
  -------          ---       ----     ----    ---------      ----         -----
 $79,225,953.37   1.185%    15.541%  8.672%       6            4       6 Mo. LIBOR
$145,499,051.15   1.313%    16.187%  9.331%       6            9       6 Mo. LIBOR
$158,616,643.70   1.258%    15.973%  9.179%       6            19      6 Mo. LIBOR
  $3,624,544.34   1.137%    16.197%  9.919%       6            25      6 Mo. LIBOR
$116,554,315.36   1.355%    16.223%  9.167%       6            4       6 Mo. LIBOR
  $1,482,141.90   2.000%    15.608%  8.600%       12           4       1 Year CMT

                 GROUP II AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                 -----------------------------------------------

PAYMENT DATE       GROUP II AVAILABLE FUNDS CAP (1) (2)        PAYMENT DATE       GROUP II AVAILABLE FUNDS CAP (1) (2)
------------       ------------------------------------        ------------       ------------------------------------
     7/25/01                              8.747                     2/25/05                                   8.852
     8/25/01                              8.748                     3/25/05                                   8.856
     9/25/01                              8.749                     4/25/05                                   8.860
    10/25/01                              8.751                     5/25/05                                   8.864
    11/25/01                              8.503                     6/25/05                                   8.869
    12/25/01                              8.504                     7/25/05                                   8.873
     1/25/02                              8.505                     8/25/05                                   8.877
     2/25/02                              8.507                     9/25/05                                   8.882
     3/25/02                              8.508                    10/25/05                                   8.887
     4/25/02                              8.588                    11/25/05                                   8.892
     5/25/02                              8.590                    12/25/05                                   8.897
     6/25/02                              8.591                     1/25/06                                   8.902
     7/25/02                              8.593                     2/25/06                                   8.907
     8/25/02                              8.594                     3/25/06                                   8.913
     9/25/02                              8.596                     4/25/06                                   8.919
    10/25/02                              8.598                     5/25/06                                   8.925
    11/25/02                              8.599                     6/25/06                                   8.931
    12/25/02                              8.600                     7/25/06                                   8.937
     1/25/03                              8.602                     8/25/06                                   8.943
     2/25/03                              8.784                     9/25/06                                   8.950
     3/25/03                              8.786                    10/25/06                                   8.956
     4/25/03                              8.789                    11/25/06                                   8.963
     5/25/03                              8.791                    12/25/06                                   8.971
     6/25/03                              8.793                     1/25/07                                   8.978
     7/25/03                              8.795                     2/25/07                                   8.985
     8/25/03                              8.797                     3/25/07                                   8.993
     9/25/03                              8.800                     4/25/07                                   9.001
    10/25/03                              8.802                     5/25/07                                   9.010
    11/25/03                              8.805                     6/25/07                                   9.018
    12/25/03                              8.807                     7/25/07                                   9.027
     1/25/04                              8.810                     8/25/07                                   9.036
     2/25/04                              8.813                     9/25/07                                   9.045
     3/25/04                              8.816                    10/25/07                                   9.055
     4/25/04                              8.818                    11/25/07                                   9.065
     5/25/04                              8.821                    12/25/07                                   9.075
     6/25/04                              8.824                     1/25/08                                   9.085
     7/25/04                              8.828                     2/25/08                                   9.096
     8/25/04                              8.831                     3/25/08                                   9.107
     9/25/04                              8.834                     4/25/08                                   9.119
    10/25/04                              8.838                     5/25/08                                   9.131
    11/25/04                              8.841                     6/25/08                                   9.143
    12/25/04                              8.845                     7/25/08                                   9.156
     1/25/05                              8.848                     8/25/08                                   9.169

(1) Group II Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant.

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                ----------------------------------------------


                                  CLASS IA-1

                               PREPAYMENT SPEED


               PRICE       0%        80%        100%        150%      200%
                                              (PRICING
                                               SPEED)


            99-26.50     14.123     26.057     29.465     38.563     48.608
               99-27     13.930     24.778     27.875     36.145     45.276
            99-27.50     13.737     23.499     26.286     33.728     41.945
               99-28     13.544     22.220     24.697     31.312     38.615
            99-28.50     13.351     20.941     23.109     28.896     35.285
               99-29     13.157     19.663     21.521     26.481     31.956

            99-29.50     12.964     18.385     19.933     24.066     28.628
               99-30     12.771     17.108     18.346     21.651     25.301
            99-30.50     12.579     15.830     16.759     19.238     21.975
               99-31     12.386     14.553     15.172     16.825     18.649
            99-31.50     12.193     13.276     13.586     14.412     15.324
              100- 0     12.000     12.000     12.000     12.000     12.000

           100-00.50     11.807     10.724     10.414      9.589      8.677
              100- 1     11.615      9.448      8.829      7.178      5.354
           100-01.50     11.422      8.172      7.244      4.767      2.032
              100- 2     11.229      6.897      5.660      2.358     -1.288
           100-02.50     11.037      5.622      4.076     -0.052     -4.609
              100- 3     10.844      4.347      2.492     -2.460     -7.928

           100-03.50     10.651      3.073      0.909     -4.868    -11.247
              100- 4     10.459      1.799     -0.674     -7.276    -14.564
           100-04.50     10.267      0.525     -2.257     -9.683    -17.881
              100- 5     10.074     -0.749     -3.839    -12.089    -21.198
           100-05.50      9.882     -2.022     -5.421    -14.495    -24.513

         AVG LIFE         10.11       1.25       1.00       0.65       0.47
         FIRST PAY         7/01       7/01       7/01       7/01       7/01
         LAST PAY          8/14       2/04       8/03      11/02       6/02



         Original Balance: $168,000,000

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                  CLASS IA-2

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                99-10      5.709      5.772      5.795      5.857      5.926
                99-12      5.703      5.753      5.772      5.821      5.877
                99-14      5.696      5.734      5.748      5.786      5.827
                99-16      5.690      5.716      5.725      5.750      5.778
                99-18      5.684      5.697      5.702      5.714      5.728
                99-20      5.678      5.678      5.678      5.678      5.679

                99-22      5.672      5.660      5.655      5.643      5.629
                99-24      5.666      5.641      5.632      5.607      5.580
                99-26      5.660      5.622      5.609      5.572      5.531
                99-28      5.654      5.604      5.585      5.536      5.481
                99-30      5.648      5.585      5.562      5.500      5.432
              *100- 0      5.641      5.566      5.539      5.465      5.383

               100- 2      5.635      5.548      5.516      5.430      5.334
               100- 4      5.629      5.529      5.493      5.394      5.285
               100- 6      5.623      5.510      5.470      5.359      5.236
               100- 8      5.617      5.492      5.447      5.323      5.187
               100-10      5.611      5.473      5.423      5.288      5.138
               100-12      5.605      5.455      5.400      5.253      5.089

               100-14      5.599      5.436      5.377      5.217      5.040
               100-16      5.593      5.418      5.354      5.182      4.991
               100-18      5.587      5.399      5.331      5.147      4.942
               100-20      5.581      5.381      5.308      5.112      4.894
               100-22      5.575      5.362      5.285      5.076      4.845

          AVG LIFE         15.95       3.82       3.00       1.90       1.35
          DURATION         10.22       3.34       2.69       1.75       1.27
          FIRST PAY         8/14       2/04       8/03      11/02       6/02
          LAST PAY          3/22      10/06       8/05      12/03       3/03

           Original Balance: $88,750,000
           Assumed Coupon: 5.612%

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                  CLASS IA-3

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-31      6.443      6.507      6.537      6.626      6.721
                 99- 2      6.435      6.489      6.515      6.590      6.670
                 99- 5      6.427      6.471      6.492      6.553      6.619
                 99- 8      6.419      6.453      6.470      6.517      6.568
                 99-11      6.411      6.435      6.447      6.481      6.518
                 99-14      6.403      6.417      6.425      6.445      6.467

                 99-17      6.395      6.400      6.402      6.409      6.416
                 99-20      6.387      6.382      6.380      6.373      6.366
                 99-23      6.379      6.364      6.357      6.337      6.315
                 99-26      6.371      6.346      6.335      6.301      6.265
                 99-29      6.363      6.329      6.312      6.265      6.215
               *100- 0      6.355      6.311      6.290      6.229      6.164

                100- 3      6.347      6.293      6.267      6.194      6.114
                100- 6      6.339      6.275      6.245      6.158      6.064
                100- 9      6.331      6.258      6.223      6.122      6.014
                100-12      6.323      6.240      6.201      6.086      5.964
                100-15      6.315      6.223      6.178      6.051      5.914
                100-18      6.307      6.205      6.156      6.015      5.864

                100-21      6.299      6.187      6.134      5.980      5.814
                100-24      6.292      6.170      6.112      5.944      5.764
                100-27      6.284      6.152      6.090      5.909      5.714
                100-30      6.276      6.135      6.067      5.873      5.665
                101- 1      6.268      6.117      6.045      5.838      5.615

           AVG LIFE         22.71       6.66       5.01       2.94       2.03
           DURATION         11.75       5.27       4.17       2.60       1.86
           FIRST PAY         3/22      10/06       8/05      12/03       3/03
           LAST PAY         11/25       3/10       7/07       1/05      10/03



           Original Balance: $43,500,000
           Assumed Coupon: 6.307%

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                  CLASS IA-4

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20      7.213      7.255      7.280      7.356      7.471
                 98-24      7.202      7.238      7.259      7.326      7.424
                 98-28      7.191      7.222      7.239      7.295      7.377
                 99- 0      7.180      7.205      7.219      7.264      7.331
                 99- 4      7.169      7.188      7.199      7.233      7.284
                 99- 8      7.158      7.171      7.179      7.203      7.238

                 99-12      7.147      7.155      7.159      7.172      7.192
                 99-16      7.136      7.138      7.139      7.141      7.145
                 99-20      7.126      7.121      7.119      7.111      7.099
                 99-24      7.115      7.105      7.099      7.080      7.053
                 99-28      7.104      7.088      7.079      7.050      7.007
               *100- 0      7.093      7.071      7.059      7.020      6.961

                100- 4      7.083      7.055      7.039      6.989      6.915
                100- 8      7.072      7.038      7.019      6.959      6.869
                100-12      7.061      7.022      7.000      6.929      6.823
                100-16      7.050      7.005      6.980      6.898      6.778
                100-20      7.040      6.989      6.960      6.868      6.732
                100-24      7.029      6.973      6.940      6.838      6.687

                100-28      7.019      6.956      6.921      6.808      6.641
                101- 0      7.008      6.940      6.901      6.778      6.596
                101- 4      6.997      6.924      6.881      6.748      6.550
                101- 8      6.987      6.907      6.862      6.718      6.505
                101-12      6.976      6.891      6.842      6.688      6.460

           AVG LIFE         25.76      11.20       8.65       5.04       3.12
           DURATION         11.57       7.51       6.26       4.10       2.71
           FIRST PAY        11/25       3/10       7/07       1/05      10/03
           LAST PAY          7/27       3/13      12/10       9/07      11/05


           Original Balance: $61,595,000
           Assumed Coupon: 7.030%

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                  CLASS IA-5

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 99-10      6.609      6.620      6.621      6.629      6.642
                 99-12      6.600      6.608      6.609      6.615      6.625
                 99-14      6.591      6.596      6.597      6.601      6.608
                 99-16      6.582      6.585      6.585      6.587      6.591
                 99-18      6.573      6.573      6.573      6.573      6.574
                 99-20      6.564      6.562      6.561      6.559      6.557

                 99-22      6.555      6.550      6.549      6.546      6.539
                 99-24      6.546      6.539      6.537      6.532      6.522
                 99-26      6.537      6.527      6.525      6.518      6.505
                 99-28      6.528      6.515      6.514      6.504      6.488
                 99-30      6.519      6.504      6.502      6.490      6.471
               *100- 0      6.510      6.492      6.490      6.476      6.454

                100- 2      6.502      6.481      6.478      6.463      6.437
                100- 4      6.493      6.469      6.466      6.449      6.420
                100- 6      6.484      6.458      6.454      6.435      6.403
                100- 8      6.475      6.446      6.442      6.421      6.386
                100-10      6.466      6.435      6.430      6.408      6.369
                100-12      6.457      6.424      6.419      6.394      6.352

                100-14      6.448      6.412      6.407      6.380      6.335
                100-16      6.440      6.401      6.395      6.366      6.318
                100-18      6.431      6.389      6.383      6.353      6.302
                100-20      6.422      6.378      6.371      6.339      6.285
                100-22      6.413      6.366      6.359      6.325      6.268

           AVG LIFE          9.76       7.01       6.72       5.54       4.31
           DURATION          6.99       5.41       5.23       4.51       3.66
           FIRST PAY         7/04       7/04       7/04       9/04      12/04
           LAST PAY          2/13       1/11      12/10       9/07      11/05



           Original Balance: $40,205,000
           Assumed Coupon: 6.484%

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                  CLASS IM-1

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20      7.377      7.450      7.479      7.542      7.579
                 98-24      7.365      7.428      7.452      7.507      7.539
                 98-28      7.352      7.405      7.426      7.471      7.498
                 99- 0      7.340      7.383      7.399      7.436      7.458
                 99- 4      7.328      7.360      7.373      7.401      7.417
                 99- 8      7.316      7.338      7.346      7.366      7.377

                 99-12      7.303      7.315      7.320      7.330      7.336
                 99-16      7.291      7.293      7.294      7.295      7.296
                 99-20      7.279      7.271      7.267      7.260      7.256
                 99-24      7.267      7.249      7.241      7.225      7.216
                 99-28      7.255      7.226      7.215      7.190      7.176
               *100- 0      7.243      7.204      7.189      7.155      7.136

                100- 4      7.231      7.182      7.163      7.120      7.096
                100- 8      7.219      7.160      7.137      7.086      7.056
                100-12      7.207      7.138      7.111      7.051      7.016
                100-16      7.195      7.116      7.085      7.016      6.976
                100-20      7.183      7.094      7.059      6.982      6.937
                100-24      7.171      7.072      7.033      6.947      6.897

                100-28      7.159      7.050      7.007      6.913      6.857
                101- 0      7.147      7.028      6.982      6.878      6.818
                101- 4      7.135      7.006      6.956      6.844      6.778
                101- 8      7.124      6.985      6.930      6.809      6.739
                101-12      7.112      6.963      6.905      6.775      6.700

           AVG LIFE         20.85       7.76       6.24       4.33       3.66
           DURATION         10.32       5.61       4.77       3.57       3.11
           FIRST PAY         8/14       3/05       7/04       8/04       9/04
           LAST PAY          7/27       3/13      12/10       9/07      11/05



           Original Balance: $10,750,000
           Assumed Coupon: 7.181%

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                  CLASS IM-2

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20      7.784      7.856      7.883      7.947      7.989
                 98-24      7.772      7.833      7.856      7.911      7.947
                 98-28      7.759      7.810      7.830      7.875      7.905
                 99- 0      7.746      7.787      7.803      7.839      7.863
                 99- 4      7.734      7.764      7.776      7.803      7.821
                 99- 8      7.721      7.741      7.749      7.767      7.779

                 99-12      7.709      7.718      7.722      7.731      7.737
                 99-16      7.696      7.696      7.695      7.695      7.695
                 99-20      7.684      7.673      7.669      7.659      7.653
                 99-24      7.671      7.650      7.642      7.624      7.611
                 99-28      7.659      7.628      7.616      7.588      7.570
               *100- 0      7.646      7.605      7.589      7.552      7.528

                100- 4      7.634      7.583      7.563      7.517      7.487
                100- 8      7.621      7.560      7.536      7.481      7.445
                100-12      7.609      7.538      7.510      7.446      7.404
                100-16      7.597      7.515      7.483      7.411      7.362
                100-20      7.584      7.493      7.457      7.375      7.321
                100-24      7.572      7.470      7.431      7.340      7.280

                100-28      7.560      7.448      7.405      7.305      7.239
                101- 0      7.547      7.426      7.378      7.270      7.198
                101- 4      7.535      7.404      7.352      7.235      7.157
                101- 8      7.523      7.381      7.326      7.200      7.116
                101-12      7.511      7.359      7.300      7.165      7.075

           AVG LIFE         20.84       7.73       6.22       4.28       3.53
           DURATION          9.99       5.51       4.69       3.50       2.99
           FIRST PAY         8/14       3/05       7/04       7/04       8/04
           LAST PAY          7/27       3/13      12/10       9/07      11/05



           Original Balance:  $8,600,000
           Assumed Coupon: 7.576%

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IB

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 97-30      8.184      8.342      8.402      8.529      8.591
                 98- 4      8.164      8.302      8.355      8.466      8.520
                 98-10      8.143      8.262      8.308      8.403      8.450
                 98-16      8.123      8.223      8.261      8.341      8.380
                 98-22      8.103      8.183      8.214      8.278      8.310
                 98-28      8.083      8.144      8.167      8.216      8.240

                 99- 2      8.063      8.105      8.121      8.154      8.171
                 99- 8      8.043      8.065      8.074      8.092      8.101
                 99-14      8.023      8.026      8.028      8.031      8.032
                 99-20      8.003      7.987      7.982      7.969      7.963
                 99-26      7.983      7.948      7.935      7.908      7.894
               *100- 0      7.963      7.910      7.889      7.846      7.826

                100- 6      7.943      7.871      7.843      7.785      7.757
                100-12      7.924      7.832      7.798      7.724      7.689
                100-18      7.904      7.794      7.752      7.664      7.620
                100-24      7.884      7.756      7.706      7.603      7.552
                100-30      7.865      7.717      7.661      7.542      7.484
                101- 4      7.845      7.679      7.616      7.482      7.417

                101-10      7.826      7.641      7.570      7.422      7.349
                101-16      7.806      7.603      7.525      7.362      7.281
                101-22      7.787      7.565      7.480      7.302      7.214
                101-28      7.768      7.527      7.435      7.242      7.147
                102- 2      7.749      7.489      7.391      7.182      7.080

           AVG LIFE         19.14       6.47       5.19       3.65       3.18
           DURATION          9.42       4.81       4.06       3.05       2.72
           FIRST PAY         8/14       3/05       7/04       7/04       7/04
           LAST PAY         12/26       2/12       2/10       2/07       6/05



           Original Balance:  $6,450,000
           Assumed Coupon: 7.888%

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                ----------------------------------------------


                                   CLASS IIA-1

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)



                 99-21     26.676     35.339     38.164     46.942     58.653
                 99-22     26.432     34.305     36.873     44.851     55.495
                 99-23     26.189     33.272     35.582     42.760     52.338
                 99-24     25.945     32.240     34.292     40.671     49.182
                 99-25     25.701     31.208     33.003     38.583     46.029
                 99-26     25.458     30.176     31.715     36.496     42.877

                 99-27     25.215     29.145     30.427     34.411     39.726
                 99-28     24.972     28.115     29.140     32.326     36.578
                 99-29     24.729     27.086     27.854     30.243     33.431
                 99-30     24.486     26.056     26.569     28.161     30.286
                 99-31     24.243     25.028     25.284     26.080     27.142
                100- 0     24.000     24.000     24.000     24.000     24.000

                100- 1     23.757     22.973     22.717     21.921     20.860
                100- 2     23.515     21.946     21.434     19.844     17.721
                100- 3     23.272     20.920     20.152     17.767     14.584
                100- 4     23.030     19.894     18.871     15.692     11.449
                100- 5     22.788     18.869     17.591     13.618      8.315
                100- 6     22.546     17.844     16.311     11.545      5.183

                100- 7     22.304     16.820     15.032      9.473      2.053
                100- 8     22.062     15.797     13.754      7.403     -1.076
                100- 9     21.820     14.774     12.476      5.333     -4.203
                100-10     21.579     13.752     11.199      3.265     -7.328
                100-11     21.337     12.730      9.923      1.197    -10.452

           AVG LIFE         19.42       3.38       2.64       1.57       1.02
           FIRST PAY         7/01       7/01       7/01       7/01       7/01
           LAST PAY         10/28       7/10       8/08      11/05       6/04



          Original Balance: $462,075,000

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                ----------------------------------------------


                                   CLASS IIM-1

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 99-10     59.558     68.318     70.976     74.741     79.366
                 99-12     59.142     67.103     69.518     72.941     77.144
                 99-14     58.726     65.888     68.061     71.141     74.923
                 99-16     58.310     64.675     66.606     69.343     72.703
                 99-18     57.895     63.462     65.151     67.546     70.485
                 99-20     57.481     62.251     63.698     65.750     68.268

                 99-22     57.066     61.040     62.245     63.955     66.053
                 99-24     56.652     59.830     60.794     62.162     63.840
                 99-26     56.239     58.621     59.344     60.369     61.628
                 99-28     55.825     57.413     57.895     58.578     59.417
                 99-30     55.413     56.206     56.447     56.789     57.208
                100- 0     55.000     55.000     55.000     55.000     55.000

                100- 2     54.588     53.795     53.554     53.213     52.794
                100- 4     54.176     52.591     52.109     51.427     50.589
                100- 6     53.764     51.387     50.666     49.642     48.386
                100- 8     53.353     50.185     49.223     47.858     46.184
                100-10     52.943     48.984     47.782     46.075     43.984
                100-12     52.532     47.783     46.341     44.294     41.785

                100-14     52.122     46.584     44.902     42.514     39.587
                100-16     51.712     45.385     43.464     40.735     37.392
                100-18     51.303     44.187     42.026     38.957     35.197
                100-20     50.894     42.990     40.590     37.181     33.004
                100-22     50.485     41.794     39.155     35.406     30.813

           AVG LIFE         25.31       5.94       4.80       3.76       2.99
           FIRST PAY         4/23       7/04       8/04      11/04       6/04
           LAST PAY         10/28       7/10       8/08      11/05       6/04



          Original Balance: $15,150,000

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                ----------------------------------------------


                                   CLASS IIM-2

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-31    102.143    115.279    119.362    126.108    131.842
                 99- 2    101.489    113.425    117.134    123.265    128.475
                 99- 5    100.836    111.573    114.910    120.425    125.112
                 99- 8    100.184    109.723    112.687    117.589    121.753
                 99-11     99.533    107.875    110.468    114.755    118.397
                 99-14     98.883    106.029    108.250    111.924    115.044

                 99-17     98.234    104.185    106.036    109.096    111.695
                 99-20     97.585    102.344    103.824    106.271    108.349
                 99-23     96.938    100.505    101.614    103.449    105.007
                 99-26     96.291     98.668     99.407    100.630    101.668
                 99-29     95.645     96.833     97.202     97.813     98.332
                100- 0     95.000     95.000     95.000     95.000     95.000

                100- 3     94.356     93.169     92.800     92.190     91.671
                100- 6     93.712     91.341     90.603     89.382     88.346
                100- 9     93.070     89.514     88.408     86.577     85.023
                100-12     92.428     87.690     86.216     83.775     81.704
                100-15     91.787     85.868     84.026     80.976     78.389
                100-18     91.147     84.048     81.839     78.180     75.077

                100-21     90.508     82.230     79.654     75.387     71.768
                100-24     89.870     80.414     77.472     72.597     68.462
                100-27     89.232     78.601     75.292     69.809     65.160
                100-30     88.596     76.789     73.114     67.025     61.861
                101- 1     87.960     74.980     70.939     64.243     58.566

           AVG LIFE         25.31       5.94       4.78       3.60       2.99
           FIRST PAY         4/23       7/04       7/04       8/04       6/04
           LAST PAY         10/28       7/10       8/08      11/05       6/04



           Original Balance: $13,887,500

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                ----------------------------------------------


                                    CLASS IIB

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20    205.631    225.909    231.945    241.033    244.967
                 98-24    204.656    223.077    228.562    236.819    240.394
                 98-28    203.682    220.250    225.183    232.611    235.826
                 99- 0    202.710    217.427    221.809    228.409    231.265
                 99- 4    201.740    214.608    218.440    224.212    226.710
                 99- 8    200.772    211.794    215.077    220.022    222.162

                 99-12    199.806    208.984    211.718    215.837    217.619
                 99-16    198.841    206.179    208.364    211.658    213.083
                 99-20    197.878    203.378    205.016    207.485    208.553
                 99-24    196.917    200.581    201.672    203.318    204.029
                 99-28    195.958    197.788    198.334    199.156    199.512
                100- 0    195.000    195.000    195.000    195.000    195.000

                100- 4    194.044    192.216    191.671    190.850    190.495
                100- 8    193.090    189.436    188.348    186.705    185.995
                100-12    192.138    186.661    185.029    182.567    181.502
                100-16    191.187    183.890    181.715    178.433    177.015
                100-20    190.238    181.123    178.406    174.306    172.534
                100-24    189.291    178.360    175.102    170.184    168.059

                100-28    188.346    175.602    171.802    166.068    163.590
                101- 0    187.402    172.848    168.508    161.957    159.127
                101- 4    186.460    170.098    165.218    157.852    154.670
                101- 8    185.520    167.352    161.933    153.753    150.219
                101-12    184.581    164.610    158.653    149.659    145.774

           AVG LIFE         24.86       5.24       4.24       3.28       2.99
           FIRST PAY         4/23       7/04       7/04       7/04       6/04
           LAST PAY         10/28       7/10       8/08      11/05       6/04



           Original Balance: $ 11,362,500

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                  CLASS IA-4

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20      7.216      7.284      7.319      7.387      7.472
                 98-24      7.205      7.268      7.301      7.360      7.425
                 98-28      7.195      7.253      7.283      7.332      7.379
                 99- 0      7.184      7.237      7.265      7.305      7.333
                 99- 4      7.173      7.221      7.247      7.277      7.286
                 99- 8      7.162      7.206      7.229      7.250      7.240

                 99-12      7.151      7.190      7.211      7.222      7.194
                 99-16      7.141      7.175      7.193      7.195      7.148
                 99-20      7.130      7.160      7.175      7.168      7.102
                 99-24      7.119      7.144      7.157      7.141      7.056
                 99-28      7.108      7.129      7.139      7.113      7.010
               *100- 0      7.098      7.114      7.122      7.086      6.965

                100- 4      7.087      7.098      7.104      7.059      6.919
                100- 8      7.076      7.083      7.086      7.032      6.873
                100-12      7.066      7.068      7.069      7.005      6.828
                100-16      7.055      7.052      7.051      6.978      6.782
                100-20      7.045      7.037      7.033      6.951      6.737
                100-24      7.034      7.022      7.016      6.924      6.692

                100-28      7.024      7.007      6.998      6.898      6.646
                101- 0      7.013      6.992      6.981      6.871      6.601
                101- 4      7.003      6.977      6.963      6.844      6.556
                101- 8      6.992      6.962      6.946      6.818      6.511
                101-12      6.982      6.946      6.928      6.791      6.466

           AVG LIFE         26.38      12.83      10.38       5.95       3.14
           DURATION         11.66       8.11       7.01       4.59       2.72
           FIRST PAY        11/25       3/10       7/07       1/05      10/03
           LAST PAY          6/29       9/23       4/20       8/14       5/06

           Original Balance: $61,595,000
           Assumed Coupon: 7.030%

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                  CLASS IA-5

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                99-10      6.609      6.620      6.621      6.624      6.627
                99-12      6.600      6.608      6.609      6.611      6.614
                99-14      6.591      6.596      6.597      6.599      6.600
                99-16      6.582      6.585      6.585      6.586      6.587
                99-18      6.573      6.573      6.573      6.573      6.573
                99-20      6.564      6.562      6.561      6.561      6.560

                99-22      6.555      6.550      6.549      6.548      6.547
                99-24      6.546      6.539      6.537      6.535      6.533
                99-26      6.537      6.527      6.525      6.523      6.520
                99-28      6.528      6.515      6.514      6.510      6.507
                99-30      6.519      6.504      6.502      6.497      6.493
              *100- 0      6.510      6.492      6.490      6.485      6.480

               100- 2      6.502      6.481      6.478      6.472      6.467
               100- 4      6.493      6.469      6.466      6.460      6.453
               100- 6      6.484      6.458      6.454      6.447      6.440
               100- 8      6.475      6.446      6.442      6.435      6.427
               100-10      6.466      6.435      6.430      6.422      6.413
               100-12      6.457      6.424      6.419      6.409      6.400

               100-14      6.448      6.412      6.407      6.397      6.387
               100-16      6.440      6.401      6.395      6.384      6.374
               100-18      6.431      6.389      6.383      6.372      6.361
               100-20      6.422      6.378      6.371      6.359      6.347
               100-22      6.413      6.366      6.359      6.347      6.334

          AVG LIFE          9.76       7.01       6.72       6.25       5.84
          DURATION          6.99       5.41       5.23       4.94       4.67
          FIRST PAY         7/04       7/04       7/04       9/04      12/04
          LAST PAY          2/13       1/11      12/10      11/10       6/11



           Original Balance: $40,205,000
           Assumed Coupon: 6.484%

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                  CLASS IM-1

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20      7.377      7.447      7.472      7.532      7.567
                 98-24      7.364      7.425      7.446      7.498      7.528
                 98-28      7.352      7.403      7.421      7.464      7.490
                 99- 0      7.340      7.381      7.395      7.430      7.451
                 99- 4      7.328      7.359      7.370      7.396      7.412
                 99- 8      7.316      7.337      7.344      7.362      7.373

                 99-12      7.303      7.315      7.319      7.329      7.334
                 99-16      7.291      7.293      7.294      7.295      7.296
                 99-20      7.279      7.271      7.268      7.261      7.257
                 99-24      7.267      7.249      7.243      7.228      7.219
                 99-28      7.255      7.227      7.218      7.194      7.180
               *100- 0      7.243      7.206      7.193      7.161      7.142

                100- 4      7.231      7.184      7.168      7.127      7.104
                100- 8      7.219      7.162      7.142      7.094      7.065
                100-12      7.207      7.141      7.117      7.061      7.027
                100-16      7.195      7.119      7.092      7.028      6.989
                100-20      7.183      7.097      7.068      6.994      6.951
                100-24      7.171      7.076      7.043      6.961      6.913

                100-28      7.160      7.054      7.018      6.928      6.875
                101- 0      7.148      7.033      6.993      6.895      6.837
                101- 4      7.136      7.011      6.968      6.862      6.799
                101- 8      7.124      6.990      6.944      6.829      6.762
                101-12      7.112      6.969      6.919      6.797      6.724

           AVG LIFE         21.01       8.01       6.64       4.59       3.85
           DURATION         10.35       5.71       4.95       3.72       3.24
           FIRST PAY         8/14       3/05       7/04       8/04       9/04
           LAST PAY         11/28       5/15       8/14       3/10       9/07



           Original Balance:  $10,750,000
           Assumed Coupon: 7.181%

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                  CLASS IM-2

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20      7.784      7.854      7.881      7.944      7.985
                 98-24      7.772      7.831      7.854      7.908      7.943
                 98-28      7.759      7.809      7.828      7.872      7.902
                 99- 0      7.746      7.786      7.801      7.837      7.860
                 99- 4      7.734      7.763      7.775      7.801      7.819
                 99- 8      7.721      7.741      7.748      7.766      7.777

                 99-12      7.709      7.718      7.722      7.730      7.736
                 99-16      7.696      7.696      7.695      7.695      7.695
                 99-20      7.684      7.673      7.669      7.660      7.654
                 99-24      7.671      7.651      7.643      7.625      7.613
                 99-28      7.659      7.628      7.617      7.589      7.571
               *100- 0      7.646      7.606      7.590      7.554      7.531

                100- 4      7.634      7.584      7.564      7.519      7.490
                100- 8      7.621      7.561      7.538      7.484      7.449
                100-12      7.609      7.539      7.512      7.449      7.408
                100-16      7.597      7.517      7.486      7.415      7.367
                100-20      7.584      7.495      7.460      7.380      7.327
                100-24      7.572      7.472      7.434      7.345      7.286

                100-28      7.560      7.450      7.408      7.310      7.245
                101- 0      7.547      7.428      7.382      7.276      7.205
                101- 4      7.535      7.406      7.357      7.241      7.164
                101- 8      7.523      7.384      7.331      7.207      7.124
                101-12      7.511      7.362      7.305      7.172      7.084

           AVG LIFE         20.90       7.86       6.35       4.36       3.60
           DURATION         10.00       5.56       4.75       3.54       3.03
           FIRST PAY         8/14       3/05       7/04       7/04       8/04
           LAST PAY          5/28       8/14      10/12      11/08      10/06



           Original Balance:  $8,600,000
           Assumed Coupon: 7.576%

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                   CLASS IB

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 97-30      8.184      8.342      8.402      8.529      8.591
                 98- 4      8.164      8.302      8.355      8.466      8.520
                 98-10      8.143      8.262      8.308      8.403      8.450
                 98-16      8.123      8.223      8.261      8.341      8.380
                 98-22      8.103      8.183      8.214      8.278      8.310
                 98-28      8.083      8.144      8.167      8.216      8.240

                 99- 2      8.063      8.105      8.121      8.154      8.171
                 99- 8      8.043      8.065      8.074      8.092      8.101
                 99-14      8.023      8.026      8.028      8.031      8.032
                 99-20      8.003      7.987      7.982      7.969      7.963
                 99-26      7.983      7.948      7.935      7.908      7.894
               *100- 0      7.963      7.910      7.889      7.846      7.826

                100- 6      7.943      7.871      7.843      7.785      7.757
                100-12      7.924      7.832      7.798      7.724      7.689
                100-18      7.904      7.794      7.752      7.664      7.620
                100-24      7.884      7.756      7.706      7.603      7.552
                100-30      7.865      7.717      7.661      7.542      7.484
                101- 4      7.845      7.679      7.616      7.482      7.417

                101-10      7.826      7.641      7.570      7.422      7.349
                101-16      7.806      7.603      7.525      7.362      7.281
                101-22      7.787      7.565      7.480      7.302      7.214
                101-28      7.768      7.527      7.435      7.242      7.147
                102- 2      7.749      7.489      7.391      7.182      7.080

           AVG LIFE         19.14       6.47       5.19       3.65       3.18
           DURATION          9.42       4.81       4.06       3.05       2.72
           FIRST PAY         8/14       3/05       7/04       7/04       7/04
           LAST PAY         12/26       2/12       2/10       2/07       6/05



           Original Balance:  $6,450,000
           Assumed Coupon: 7.888%

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                ----------------------------------------------


                                   CLASS IIA-1

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)



                 99-21     26.702     36.062     38.778     47.020     58.372
                 99-22     26.458     35.088     37.568     45.081     55.297
                 99-23     26.215     34.114     36.359     43.145     52.223
                 99-24     25.972     33.141     35.150     41.209     49.151
                 99-25     25.728     32.169     33.942     39.275     46.081
                 99-26     25.485     31.197     32.735     37.342     43.012

                 99-27     25.242     30.226     31.529     35.410     39.946
                 99-28     24.999     29.255     30.324     33.479     36.881
                 99-29     24.757     28.285     29.119     31.550     33.818
                 99-30     24.514     27.316     27.915     29.622     30.756
                 99-31     24.272     26.347     26.711     27.695     27.697
                100- 0     24.029     25.379     25.509     25.769     24.639

                100- 1     23.787     24.412     24.307     23.845     21.583
                100- 2     23.545     23.445     23.106     21.922     18.528
                100- 3     23.302     22.478     21.906     20.000     15.476
                100- 4     23.060     21.513     20.707     18.079     12.425
                100- 5     22.819     20.548     19.508     16.159      9.376
                100- 6     22.577     19.583     18.310     14.241      6.329

                100- 7     22.335     18.619     17.113     12.324      3.283
                100- 8     22.093     17.656     15.916     10.408      0.239
                100- 9     21.852     16.693     14.721      8.494     -2.803
                100-10     21.611     15.731     13.526      6.580     -5.843
                100-11     21.369     14.770     12.332      4.668     -8.882

           AVG LIFE         19.47       3.68       2.88       1.72       1.05
           FIRST PAY         7/01       7/01       7/01       7/01       7/01
           LAST PAY         12/29       3/21       5/17       6/11       3/08



           Original Balance: $462,075,000

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                ----------------------------------------------


                                   CLASS IIM-1

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 99-10     59.599     69.090     71.628     75.139     80.365
                 99-12     59.183     67.941     70.253     73.431     78.851
                 99-14     58.768     66.793     68.879     71.724     77.338
                 99-16     58.353     65.646     67.506     70.018     75.826
                 99-18     57.939     64.500     66.134     68.313     74.315
                 99-20     57.525     63.355     64.764     66.609     72.805

                 99-22     57.112     62.210     63.394     64.907     71.297
                 99-24     56.698     61.067     62.026     63.206     69.789
                 99-26     56.286     59.925     60.659     61.506     68.282
                 99-28     55.873     58.783     59.292     59.807     66.776
                 99-30     55.461     57.643     57.927     58.110     65.271
                100- 0     55.049     56.503     56.563     56.413     63.768

                100- 2     54.638     55.365     55.200     54.718     62.265
                100- 4     54.226     54.227     53.838     53.024     60.763
                100- 6     53.816     53.091     52.478     51.331     59.263
                100- 8     53.405     51.955     51.118     49.640     57.763
                100-10     52.995     50.820     49.759     47.949     56.265
                100-12     52.586     49.686     48.402     46.260     54.767

                100-14     52.176     48.553     47.045     44.572     53.271
                100-16     51.767     47.421     45.690     42.885     51.775
                100-18     51.359     46.290     44.336     41.200     50.281
                100-20     50.950     45.160     42.982     39.515     48.787
                100-22     50.542     44.031     41.630     37.832     47.295

           AVG LIFE         25.40       6.42       5.18       4.00       4.55
           FIRST PAY         4/23       7/04       8/04      11/04       6/05
           LAST PAY          8/29       2/15       4/12       3/08      11/06



           Original Balance: $15,150,000

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                ----------------------------------------------


                                   CLASS IIM-2

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-31    102.185    116.167    120.137    126.623    133.635
                 99- 2    101.532    114.373    117.985    123.870    130.836
                 99- 5    100.879    112.582    115.835    121.120    128.039
                 99- 8    100.228    110.793    113.688    118.373    125.245
                 99-11     99.578    109.006    111.544    115.628    122.454
                 99-14     98.928    107.222    109.402    112.887    119.666

                 99-17     98.280    105.439    107.262    110.148    116.880
                 99-20     97.632    103.659    105.125    107.413    114.098
                 99-23     96.985    101.881    102.991    104.680    111.318
                 99-26     96.339    100.105    100.859    101.950    108.541
                 99-29     95.694     98.331     98.729     99.223    105.767
                100- 0     95.049     96.559     96.602     96.499    102.996

                100- 3     94.406     94.790     94.478     93.778    100.228
                100- 6     93.763     93.022     92.356     91.059     97.462
                100- 9     93.121     91.257     90.236     88.344     94.700
                100-12     92.480     89.494     88.119     85.631     91.940
                100-15     91.840     87.733     86.004     82.921     89.182
                100-18     91.201     85.974     83.892     80.214     86.428

                100-21     90.562     84.217     81.783     77.510     83.677
                100-24     89.925     82.463     79.675     74.809     80.928
                100-27     89.288     80.710     77.570     72.110     78.182
                100-30     88.652     78.960     75.468     69.414     75.439
                101- 1     88.017     77.211     73.368     66.721     72.698

           AVG LIFE         25.37       6.22       5.00       3.74       3.66
           FIRST PAY         4/23       7/04       7/04       8/04      11/04
           LAST PAY          5/29       7/13      12/10       5/07       6/05



           Original Balance: $13,887,500

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                ----------------------------------------------


                                    CLASS IIB

                               PREPAYMENT SPEED


                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)


                 98-20    205.632    225.944    231.972    241.055    247.775
                 98-24    204.656    223.114    228.589    236.843    243.472
                 98-28    203.683    220.288    225.212    232.637    239.174
                 99- 0    202.711    217.466    221.840    228.437    234.883
                 99- 4    201.741    214.649    218.473    224.242    230.597
                 99- 8    200.773    211.837    215.111    220.054    226.318

                 99-12    199.806    209.029    211.753    215.871    222.044
                 99-16    198.842    206.225    208.401    211.694    217.776
                 99-20    197.879    203.425    205.054    207.522    213.514
                 99-24    196.918    200.630    201.712    203.357    209.257
                 99-28    195.958    197.839    198.375    199.197    205.007
                100- 0    195.001    195.052    195.043    195.043    200.762

                100- 4    194.045    192.270    191.716    190.895    196.523
                100- 8    193.091    189.492    188.394    186.752    192.290
                100-12    192.139    186.718    185.076    182.615    188.063
                100-16    191.188    183.948    181.764    178.484    183.841
                100-20    190.239    181.183    178.456    174.358    179.625
                100-24    189.292    178.422    175.154    170.238    175.415

                100-28    188.347    175.665    171.856    166.124    171.210
                101- 0    187.403    172.912    168.563    162.015    167.011
                101- 4    186.461    170.164    165.275    157.912    162.818
                101- 8    185.521    167.419    161.991    153.815    158.630
                101-12    184.582    164.679    158.713    149.723    154.449

           AVG LIFE         24.86       5.25       4.24       3.28       3.20
           FIRST PAY         4/23       7/04       7/04       7/04       7/04
           LAST PAY         11/28      11/10      11/08       1/06      11/04



           Original Balance: $11,362,500